Exhibit 99.2
Protective Life Corporation Post Office Box 2606 Birmingham, AL 35202 Phone 205-268-1000

SUPPLEMENTAL FINANCIAL INFORMATION

The following document contains supplemental quarterly statistical financial information for the quarter ended September 30, 2005. This document is dated October 31, 2005. Protective does not undertake a duty to update such information after such date.

All income per share results are presented on a diluted basis.

The sales statistics given in this document are used by the Company to measure the relative progress of its marketing efforts. These statistics and certain other information reported herein were derived from the Company’s various sales tracking and administrative systems and were not derived from the Company’s financial reporting systems or financial statements. These statistics attempt to measure only one of many factors that may affect future business segment profitability, and therefore are not intended to be predictive of future profitability.

Information About Non-GAAP Financial Measures

Throughout this document, GAAP refers to accounting principles generally accepted in the United States of America. Operating income differs from the GAAP measure, net income, in that it excludes realized investment gains and losses (net of the related amortization of deferred acquisition costs (“DAC”) and participating income from real estate ventures) and the cumulative effect of change in accounting principle. Consolidated and segment operating income excludes net realized investment gains (losses) (net of the related amortization of DAC and participating income from real estate ventures) and the cumulative effect of change in accounting principle. Periodic settlements of interest rate swaps associated with corporate debt and certain investments are included in realized gains (losses) but are considered part of operating income because the swaps are used to mitigate risk in items affecting operating income. Management believes that consolidated and segment operating income (loss) enhances an investor’s and the Company’s understanding of the Company’s results of operations, as it represents the basis on which the performance of the Company’s business is internally assessed.

As prescribed by GAAP, certain investments are recorded at their market values with the resulting unrealized gains (losses) reduced by a related adjustment to deferred policy acquisition costs, net of income tax, reported as a component of share-owners’ equity. The market values of fixed maturities increase or decrease as interest rates rise or fall. The Company believes that an insurance company’s share-owners’ equity may be difficult to analyze without disclosing the effects of recording accumulated other comprehensive income, including unrealized gains (losses) on investments. Therefore, the Company reports the non-GAAP measure share owners’ equity per share excluding accumulated other comprehensive income,including unrealized gains (losses) on investments. This non-GAAP measure may be reconciled to the GAAP measure, share owners’ equity per share by including accumulated other comprehensive income, including unrealized gains (losses) on investments.

From time to time, the Company provides additional financial information, which is available on the Company’s web site at www.protective.com in the Analyst/Investor section under the financial report library titled Company Overview.

PROTECTIVE LIFE CORPORATION							Draft
Quarterly Financial Highlights							10/27/2005
(Dollars in Thousands)							Page 1
(Unaudited)

	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS	9 MOS
	2004	2004	2005	2005	2005	2004	2005
Pretax Operating Income *

Life Marketing	$38,818	$41,881	$39,141	$38,332	$38,014	$124,016	$115,487
Acquisitions	21,262	21,374	21,035	21,473	19,510	65,926	62,018
Annuities	4,008	4,671	4,064	8,145	4,927	11,796	17,136
Stable Value Contracts	13,313	14,221	14,399	13,484	13,743	38,938	41,626
Asset Protection	5,425	4,680	6,172	6,292	6,102	14,399	18,566
Corporate & Other	12,325	1,802	11,645	9,380	16,236	19,758	37,261
Total Pretax Operating Income	$95,151	$88,629	$96,456	$97,106	$98,532	$274,833	$292,094

Balance Sheet Data

Total GAAP Assets	$25,967,529	$27,211,378	$27,863,074	$28,551,847	$28,592,534
Share Owners' Equity	$2,117,109	$2,166,327	$2,124,402	$2,299,265	$2,200,866
Share Owners' Equity (excluding accumulated other comprehensive income) **	$1,823,064	$1,870,016	$1,925,428	$1,959,487	$2,016,355

Stock Data

Closing Price	$39.31	$42.69	$39.30	$42.22	$41.18	$39.31	$41.18
Average Shares Outstanding
Basic	70,337,248	70,431,763	70,474,337	70,517,476	70,582,016	70,255,051	70,525,004
Diluted	71,115,468	71,221,826	71,273,760	71,279,363	71,350,044	71,011,727	71,301,335

* "Pretax Operating Income" is a non-GAAP financial measure. "Income Before Income Tax" is a GAAP financial measure to which "Pretax Operating Income" may be compared.
See Page 5 for a reconciliation of "Pretax Operating Income" to "Income Before Income Tax".

** "Share-owners' equity excluding accumulated other comprehensive income" is a non-GAAP financial measure. "Share-owners' equity" is a GAAP financial measure to which
"Share-owners' equity excluding accumulated other comprehensive income" may be compared.
See Page 4 for a reconciliation of "Share-owners' equity excluding accumulated other comprehensive income" to "Share-owners' equity".

PROTECTIVE LIFE CORPORATION							Draft
GAAP Consolidated Statements Of Income							10/27/2005
(Dollars in thousands)							Page 2
(Unaudited)
	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS	9 MOS
	2004	2004	2005	2005	2005	2004	2005
REVENUES
Gross Premiums and Policy Fees	$456,193	$476,709	$472,143	$481,014	$486,660	$1,344,385	$1,439,817
Reinsurance Ceded	(272,846)	(327,817)	(284,913)	(309,750)	(282,919)	(797,829)	(877,582)
Net Premiums and Policy Fees	183,347	148,892	187,230	171,264	203,741	546,556	562,235
Net investment income	279,271	274,439	287,953	282,374	306,885	809,778	877,212
RIGL - Derivatives	6,287	(519)	(6,368)	(26,021)	7,662	20,110	(24,727)
RIGL - All Other Investments	8,181	4,420	27,878	12,480	3,612	23,885	43,970
Other income	41,622	42,443	43,416	46,373	47,377	118,571	137,166
Total Revenues	518,708	469,675	540,109	486,470	569,277	1,518,900	1,595,856

BENEFITS & EXPENSES
Benefits and settlement expenses	288,455	272,197	300,434	291,636	333,365	858,240	925,435
Amortization of deferred policy acquisition costs	52,375	42,908	74,251	51,867	57,950	157,222	184,068
Amortization of goodwill	0	0	0	0	0	0	0
Other operating expenses	63,177	53,419	60,456	55,911	55,513	169,672	171,880
Interest on indebtedness	12,435	12,985	13,098	13,614	15,582	36,731	42,294
Total Benefits and Expenses	416,442	381,509	448,239	413,028	462,410	1,221,865	1,323,677

INCOME BEFORE INCOME TAX	102,266	88,166	91,870	73,442	106,867	297,035	272,179
Income tax expense	35,793	30,858	31,787	25,411	36,976	103,962	94,174
Change in Acct Principle	0	(0)	0	0	0	(15,801)	-
NET INCOME	$66,473	$57,308	$60,083	$48,031	$69,891	$177,272	$178,005

PER SHARE DATA FOR QUARTER
Operating income-diluted *	$0.88	$0.80	$0.88	$0.90	$0.90
RIGL - Derivatives net of gains related to corp debt and investments	0.02	(0.05)	(0.09)	(0.27)	0.05
RIGL - All Other Investments, net of participating income	0.04	0.05	0.05	0.05	0.03
Change in Accounting Principle	0.00	0.00	0.00	0.00	0.00
Net income-diluted	$0.94	$0.80	$0.84	$0.68	$0.98
Average shares outstanding-diluted	71,115,468	71,221,826	71,273,760	71,279,363	71,350,044
Dividends paid	$0.175	$0.175	$0.175	$0.195	$0.195

PER SHARE DATA FOR YTD
Operating income-diluted *	$2.52	$3.32	$0.88	$1.78	$2.68	$2.52	$2.68
RIGL - Derivatives net of gains related to corp debt and investments	0.05	0.00	(0.09)	(0.36)	(0.31)	0.05	(0.31)
RIGL - All Other Investments, net of participating income	0.15	0.20	0.05	0.10	0.13	0.15	0.13
Change in Accounting Principle	(0.22)	(0.22)	0.00	0.00	0.00	(0.22)	-
Net income-diluted	$2.50	$3.30	$0.84	$1.52	$2.50	$2.50	$2.50
Average shares outstanding-diluted	71,011,727	71,064,539	71,273,760	71,276,577	71,301,335	71,011,727	71,301,335
Dividends paid	$0.510	$0.685	$0.175	$0.370	$0.565	$0.510	$0.565

* "Operating Income" is a non-GAAP financial measure. "Net Income" is a GAAP financial measure to which "Operating Income" may be compared.

PROTECTIVE LIFE CORPORATION					Draft
GAAP Consolidated Balance Sheets					10/27/2005
(Dollars in thousands)					Page 3
(Unaudited)

	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR
	2004	2004	2005	2005	2005
ASSETS
Fixed maturities	$13,679,358	$14,412,605	$15,263,694	$15,686,373	$15,824,420
Equity securities	59,635	58,941	59,605	115,758	115,570
Mortgage loans	2,904,729	3,005,418	3,042,584	3,124,877	3,101,823
Investment real estate	107,220	107,246	104,986	91,981	92,340
Policy loans	485,282	482,780	472,345	466,701	463,514
Other long-term investments	334,734	377,724	342,840	307,031	286,497
Long-term investments	17,570,958	18,444,714	19,286,054	19,792,721	19,884,164
Short-term investments	1,042,278	1,059,557	816,335	626,795	606,165
Total investments	18,613,236	19,504,271	20,102,389	20,419,516	20,490,329
Cash	117,118	130,596	53,673	98,316	63,565
Accrued investment income	204,977	196,076	202,008	192,454	201,037
Accounts and premiums receivable	51,504	44,364	50,271	348,688	58,889
Reinsurance receivable	2,631,037	2,750,260	2,835,979	2,883,648	2,862,674
Deferred policy acquisition costs	1,792,335	1,821,972	1,913,803	1,866,815	2,032,784
Goodwill	46,619	46,619	46,619	49,423	49,423
Property and equipment, net	46,359	45,454	44,520	46,878	47,304
Other assets	157,451	145,813	139,725	134,441	193,298
Assets Related to Separate Accounts
Variable Annuity	2,110,082	2,308,858	2,256,920	2,286,141	2,352,287
Variable Universal Life	192,478	217,095	217,167	225,527	240,944
Other	4,333	0	0	0	0

TOTAL ASSETS	$25,967,529	$27,211,378	$27,863,074	$28,551,847	$28,592,534

PROTECTIVE LIFE CORPORATION					Draft
GAAP Consolidated Balance Sheets					10/27/2005
(Dollars in thousands)					Page 4
(Unaudited)

LIABILITIES AND SHARE-OWNERS' EQUITY
	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR
	2004	2004	2005	2005	2005
LIABILITIES
Policy liabilities and accruals
Future policy benefits and claims	$9,682,429	$10,014,106	$10,222,011	$10,499,494	$10,797,532
Unearned premiums	635,364	666,560	673,841	679,916	671,971
Stable value product deposits	5,143,367	5,562,997	5,670,355	5,846,120	5,900,740
Annuity deposits	3,429,473	3,463,477	3,433,293	3,447,394	3,430,039
Other policyholders' funds	155,952	151,660	151,572	149,247	149,838
Securities sold under repurchase agreements	0	0	0	31,550	142,850
Other liabilities	950,556	1,062,706	1,556,736	1,482,085	1,043,260
Accrued income taxes	0	13,195	29,213	21,701	0
Deferred income taxes	329,272	312,544	256,453	311,146	287,976
Non-recourse funding obligations	0	0	0	0	100,000
Debt	401,541	451,433	451,424	469,317	471,808
Liabilities related to variable interest entities	475,953	482,434	481,921	465,078	464,747
Subordinated debt securities	324,743	324,743	324,743	324,743	324,743
	0	0	0	0	0

Minority interest - subsidiaries	14,877	13,243	13,023	13,123	12,933
Liabilities related to separate accounts
Variable annuity	2,110,082	2,308,858	2,256,920	2,286,141	2,352,287
Variable universal life	192,478	217,095	217,167	225,527	240,944
Other	4,333	0	0	0	0
TOTAL LIABILITIES	$23,850,420	$25,045,051	$25,738,672	$26,252,582	$26,391,668

SHARE-OWNERS' EQUITY
Preferred stock	0	0	0	0	0
Common stock	36,626	36,626	36,626	36,626	36,626
Additional paid-in capital	425,181	426,927	433,467	433,040	433,363
Treasury stock	(13,684)	(13,632)	(13,041)	(13,011)	(12,768)
Stock held in trust	0	0	0	0	0
Unallocated ESOP shares	(1,989)	(1,989)	(1,610)	(1,610)	(1,610)
Retained earnings	1,376,930	1,422,084	1,469,986	1,504,442	1,560,744
Accumulated other comprehensive income	294,045	296,311	198,974	339,778	184,511

Total Share-owners' Equity	2,117,109	2,166,327	2,124,402	2,299,265	2,200,866

TOTAL LIABILITIES AND EQUITY	$25,967,529	$27,211,378	$27,863,074	$28,551,847	$28,592,534

SHARE-OWNERS' EQUITY PER SHARE
Total Share-owners' Equity	$30.49	$31.19	$30.52	$33.02	$31.58
Accumulated other comprehensive income	4.23	4.26	2.86	4.88	2.65
Excluding accumulated other comprehensive income *	$26.26	$26.93	$27.66	$28.14	$28.93

Total Share-owners' Equity	$2,117,109	$2,166,327	$2,124,402	$2,299,265	$2,200,866
Accumulated other comprehensive income	294,045	296,311	198,974	339,778	184,511
Share-owners' Equity (excluding accumulated other comprehensive income) *	$1,823,064	$1,870,016	$1,925,428	$1,959,487	$2,016,355

Common shares outstanding	69,435,440	69,449,889	69,615,285	69,627,244	69,692,925
Treasury Stock shares	3,816,520	3,802,071	3,636,675	3,624,716	3,559,035

* "Share-owners' equity excluding accumulated other comprehensive income" is a non-GAAP financial measure. "Share-owners' equity" is a GAAP financial measure to which
"Share-owners' equity excluding accumulated other comprehensive income" may be compared.

PROTECTIVE LIFE CORPORATION							Draft
Calculation of Operating Earnings Per Share							10/27/2005
(Dollars in thousands)							Page 5
(Unaudited)
	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS	9 MOS
	2004	2004	2005	2005	2005	2004	2005

CALCULATION OF NET INCOME PER SHARE

Net income	$66,473	$57,308	$60,083	$48,031	$69,891	$177,272	$178,005

Average shares outstanding-basic	70,337,248	70,431,763	70,474,337	70,517,476	70,582,016	70,255,051	70,525,004
Average shares outstanding-diluted	71,115,468	71,221,826	71,273,760	71,279,363	71,350,044	71,011,727	71,301,335

Net income per share-basic	$0.95	$0.81	$0.85	$0.68	$0.99	$2.53	$2.52
Net income per share-diluted	$0.94	$0.80	$0.84	$0.68	$0.98	$2.50	$2.50

Income from continuing operations	$66,473	$57,308	$60,083	$48,031	$69,891	$193,073	$178,005
EPS (basic)	$0.95	$0.81	$0.85	$0.68	$0.99	$2.75	$2.52
EPS (diluted)	$0.94	$0.80	$0.84	$0.68	$0.98	$2.72	$2.50

CALCULATION OF REALIZED INVESTMENT GAINS (LOSSES) PER SHARE

RIGL - Derivatives	$6,287	$(519)	$(6,368)	$(26,021)	$7,662	$20,110	$(24,727)
Derivative Gains related to Corporate Debt and Investments	(4,684)	(4,309)	(3,684)	(2,960)	(2,777)	(14,913)	(9,421)
RIGL - All Other Investments, net of participating income	8,181	4,420	27,878	6,597	3,612	23,885	38,087
Related amortization of DAC	(2,669)	(55)	(22,412)	(1,280)	(162)	(6,880)	(23,854)
	7,115	(463)	(4,586)	(23,664)	8,335	22,202	(19,915)
Tax effect	(2,491)	162	1,605	8,283	(2,918)	(7,771)	6,970
	$4,624	$(301)	$(2,981)	$(15,381)	$5,417	$14,431	$(12,945)

RIGL - Derivatives per share-diluted	$0.02	$(0.05)	$(0.09)	$(0.27)	$0.05	$0.05	$(0.31)
RIGL - All Other Investments per share-diluted	$0.04	$0.05	$0.05	$0.05	$0.03	$0.15	$0.13

OPERATING INCOME PER SHARE *

Net income per share-diluted	$0.94	$0.80	$0.84	$0.68	$0.98	$2.50	$2.50
RIGL - Derivatives per share-diluted	0.02	(0.05)	(0.09)	(0.27)	0.05	0.05	(0.31)
RIGL - All Other Investments, net of participating income per share-diluted	0.04	0.05	0.05	0.05	0.03	0.15	0.13
Change in accounting principle	-	-	-	-	-	(0.22)	-
Operating income per share-diluted	$0.88	$0.80	$0.88	$0.90	$0.90	$2.52	$2.68

NET OPERATING INCOME *

Net income	$66,473	$57,308	$60,083	$48,031	$69,891	$177,272	$178,005
RIGL - Derivatives net of tax & gains related to corp debt & investments	1,042	(3,138)	(6,534)	(18,837)	3,175	3,378	(22,196)
RIGL - All Other Investments net of tax, amortization, and participating income	3,583	2,838	3,553	3,456	2,242	11,053	9,251
Change in accounting principle	-	-	-	-	-	(15,801)	-
Net operating income	$61,848	$57,608	$63,064	$63,412	$64,474	$178,642	$190,950

PRETAX OPERATING INCOME **

Income before income tax	$102,266	$88,166	$91,870	$73,442	$106,867	$297,035	$272,179
RIGL - Derivatives	6,287	(519)	(6,368)	(26,021)	7,662	20,110	(24,727)
Derivative Gains related to Corporate Debt and Investments	(4,684)	(4,309)	(3,684)	(2,960)	(2,777)	(14,913)	(9,421)
RIGL - All Other Investments, net of participating income	8,181	4,420	27,878	6,597	3,612	23,885	38,087
Related amortization of DAC	(2,669)	(55)	(22,412)	(1,280)	(162)	(6,880)	(23,854)
Pretax operating income	$95,151	$88,629	$96,456	$97,106	$98,532	$274,833	$292,094

* "Net Operating Income" and "Operating Income Per Share" are non-GAAP financial measures. "Net Income" and "Net Income Per Share" are GAAP financial measures to which "Net Operating Income" and "Operating Income Per Share" may be compared.
** "Pretax Operating Income" is a non-GAAP financial measure. "Income Before Income Tax" is a GAAP financial measure to which "Pretax Operating Income" may be compared.

PROTECTIVE LIFE CORPORATION					Draft
Invested Asset Summary					10/27/2005
(Dollars in millions)					Page 6
(Unaudited)

	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR
	2004	2004	2005	2005	2005
Total Portfolio

Fixed Income	$13,679.4	$14,412.6	$15,263.7	$15,686.4	$15,824.4
Mortgage Loans	2,904.7	3,005.4	3,042.6	3,124.9	3,101.8
Real Estate	107.2	107.3	105.0	92.0	92.3
Equities	59.6	58.9	59.6	115.7	115.6
Policy Loans	485.3	482.8	472.4	466.7	463.5
Short Term Investments	1,042.3	1,059.6	816.3	626.8	606.2
Other Long Term Investments	217.3	377.7	222.9	186.0	286.5
Total Invested Assets	$18,495.8	$19,504.3	$19,982.5	$20,298.5	$20,490.3

Fixed Income

Corporate Bonds	$7,200.4	$7,466.0	$7,209.4	$7,597.3	$7,489.8
Mortgage Backed Securities	4,598.3	5,070.2	6,201.5	6,094.3	6,348.2
US Govt Bonds	79.3	86.0	94.7	88.5	88.3
Public Utilities	1,759.2	1,745.5	1,705.6	1,852.7	1,844.4
States, Municipals and Political Subdivisions	27.7	30.4	49.6	52.2	50.9
Preferred Securities	3.5	3.6	2.7	1.2	2.6
Convertibles and Bonds with Warrants	11.0	10.9	0.2	0.2	0.2
Total Fixed Income Portfolio	$13,679.4	$14,412.6	$15,263.7	$15,686.4	$15,824.4

Fixed Income - Quality

AAA	34.6%	35.9%	40.9%	40.0%	40.9%
AA	6.4%	6.2%	6.0%	3.7%	4.4%
A	23.5%	22.2%	21.0%	17.8%	17.0%
BBB	28.6%	28.9%	25.8%	31.1%	30.5%
BB or Less	6.9%	6.8%	6.3%	7.4%	7.2%
Redeemable Preferred Stock	0.0%	0.0%	0.0%	0.0%	0.0%
	100.0%	100.0%	100.0%	100.0%	100.0%

Mortgage Loans - Type

Retail	71.2%	70.7%	69.6%	69.2%	68.6%
Apartments	10.1%	10.2%	11.7%	12.5%	12.3%
Office Buildings	8.7%	9.2%	9.4%	9.2%	9.8%
Warehouses	8.5%	8.4%	8.3%	7.9%	8.2%
Miscellaneous	1.5%	1.5%	1.0%	1.2%	1.1%
	100.0%	100.0%	100.0%	100.0%	100.0%

Problem Mortgage Loans

60 Days Past Due	$5.4	$1.9	$1.9	$1.9	$1.9
90 Days Past Due	1.9	1.9	8.2	2.6	5.4
Renegotiated Loans	5.7	5.6	5.4	8.3	5.5
Foreclosed Real Estate	1.3	1.4	0.0	4.3	5.0
	$14.3	$10.8	$15.5	$17.1	$17.8

PROTECTIVE LIFE CORPORATION							Draft
Life Marketing and Acquisitions - Quarterly Earnings Trends							10/27/2005
(Dollars in thousands)							Page 7
(Unaudited)
	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS	9 MOS
	2004	2004	2005	2005	2005	2004	2005
LIFE MARKETING

REVENUES
Gross Premiums and Policy Fees	$253,952	$286,020	$273,769	$290,333	$297,098	$740,869	$861,200
Reinsurance Ceded	(191,228)	(253,121)	(199,746)	(235,968)	(204,572)	(565,086)	(640,286)
Net Premiums and Policy Fees	62,724	32,899	74,023	54,365	92,526	175,783	220,914
Net investment income	59,985	61,339	61,153	62,541	66,847	176,854	190,541
Realized investment gains (losses)	-	-	-	-	-	-	-
Other income	25,151	26,053	28,556	27,107	27,577	68,642	83,240
Total Revenues	147,860	120,291	163,732	144,013	186,950	421,279	494,695

BENEFITS & EXPENSES
Benefits and settlement expenses	78,361	57,505	89,783	72,994	112,119	217,079	274,896
Amortization of deferred policy acquisition costs	14,823	12,140	17,827	21,413	23,831	46,830	63,071
Amortization of goodwill	-	-	-	-	-	-	-
Other operating expenses	15,858	8,765	16,981	11,274	12,986	33,354	41,241
Total Benefits and Expenses	109,042	78,410	124,591	105,681	148,936	297,263	379,208

INCOME BEFORE INCOME TAX	$38,818	$41,881	$39,141	$38,332	$38,014	$124,016	$115,487

ACQUISITIONS

REVENUES
Gross Premiums and Policy Fees	$66,985	$70,281	$65,500	$66,104	$64,265	$206,113	$195,869
Reinsurance Ceded	(16,562)	(20,559)	(20,029)	(17,257)	(17,668)	(51,503)	(54,954)
Net Premiums and Policy Fees	50,423	49,722	45,471	48,847	46,597	154,610	140,915
Net investment income	57,682	57,458	56,714	56,099	55,366	175,041	168,179
Realized investment gains (losses)	-	-	-	-	-	-	-
Other income	655	432	361	453	251	1,840	1,065
Total Revenues	108,760	107,612	102,546	105,399	102,214	331,491	310,159

BENEFITS & EXPENSES
Benefits and settlement expenses	71,571	71,425	66,399	68,784	69,312	215,931	204,495
Amortization of deferred policy acquisition costs	7,056	6,271	7,071	7,185	6,197	22,381	20,453
Amortization of goodwill	-	-	-	-	-	-	-
Other operating expenses	8,871	8,542	8,041	7,957	7,195	27,253	23,193
Total Benefits and Expenses	87,498	86,238	81,511	83,926	82,704	265,565	248,141

INCOME BEFORE INCOME TAX	$21,262	$21,374	$21,035	$21,473	$19,510	$65,926	$62,018

PROTECTIVE LIFE CORPORATION									Draft
Life Marketing and Annuities Data									10/27/2005
(Dollars in thousands)									Page 8
(Unaudited)

	2004	2004	2004	2004	2005	2005	2005	9MOS	9 MOS
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	2004	2005
LIFE MARKETING

SALES BY PRODUCT
Term	$46,835	$42,208	$41,046	$41,794	$34,508	$26,861	$27,975	$130,089	$89,344
U/L	17,697	19,266	16,364	31,212	32,747	41,639	50,308	53,327	124,694
VUL	1,125	1,474	1,491	1,146	1,138	1,197	1,698	4,090	4,033
Total	$65,657	$62,948	$58,901	$74,152	$68,393	$69,697	$79,981	$187,506	$218,071

SALES BY DISTRIBUTION
Brokerage general agents	$42,747	$39,580	$37,843	$40,975	$36,172	$29,495	$36,072	$120,170	$101,739
Independent agents	12,740	12,570	12,615	18,004	17,309	18,815	21,788	37,925	57,912
Stockbrokers/banks	6,059	6,782	7,016	11,854	12,627	17,936	19,741	19,857	50,304
Direct Response & BOLI	4,111	4,016	1,427	3,319	2,285	3,451	2,380	9,554	8,116
Total	$65,657	$62,948	$58,901	$74,152	$68,393	$69,697	$79,981	$187,506	$218,071

ANNUITIES

SALES
Variable Annuity	$61,724	$63,317	$74,231	$83,654	$77,003	$90,329	$74,659	$199,272	$241,991
Immediate Annuity	10,966	33,576	23,216	150,179	32,476	21,194	25,606	67,758	79,276
Market Value Adjusted Annuity	5,128	74,729	83,175	62,201	26,483	33,065	23,032	163,032	82,580
Equity Indexed Annuity					609	6,582	21,188	0	28,379
Total	$77,818	$171,622	$180,622	$296,034	$136,571	$151,170	$144,485	$430,062	$432,226

PRETAX OPERATING INCOME
Variable Annuity	$625	$3,492	$2,901	$3,417	$3,735	$4,274	$3,555	$7,018	$11,564
Fixed Annuity	2,188	1,483	1,107	1,254	329	3,871	1,372	4,778	5,572
Total	$2,813	$4,975	$4,008	$4,671	$4,064	$8,145	$4,927	$11,796	$17,136

DEPOSIT BALANCE
VA Fixed Annuity	$275,462	$269,353	$269,363	$262,295	$251,822	$250,556	$232,578
VA Separate Account Annuity	2,012,396	2,026,781	2,023,325	2,222,102	2,176,065	2,210,639	2,280,264
Sub-total	2,287,858	2,296,134	2,292,688	2,484,397	2,427,887	2,461,195	$2,512,842
Fixed Annuity	2,877,159	2,930,544	2,986,179	3,173,862	3,195,043	3,202,752	3,217,052
Total	$5,165,017	$5,226,678	$5,278,867	$5,658,259	$5,622,930	$5,663,947	$5,729,894

PROTECTIVE LIFE CORPORATION							Draft
Annuities, Stable Value Contracts, and Asset Protection							10/27/2005
Quarterly Earnings Trends (Dollars in thousands)							Page 9
(Unaudited)
	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS	9 MOS
	2004	2004	2005	2005	2005	2004	2005
ANNUITIES

REVENUES
Gross Premiums and Policy Fees	$7,370	$7,749	$7,840	$7,866	$8,057	$22,592	$23,763
Reinsurance Ceded	-	-	-	-	-	-	-
Net Premiums and Policy Fees	7,370	7,749	7,840	7,866	8,057	22,592	23,763
Net investment income	52,854	54,923	56,150	54,786	54,008	155,965	164,944
RIGL - Derivatives	-	-	(162)	-	163	-	1
RIGL - All Other Investments	3,524	55	27,624	1,474	70	9,818	29,168
Other income	1,556	2,108	1,726	2,264	2,133	4,896	6,123
Total Revenues	65,304	64,835	93,178	66,390	64,431	193,271	223,999

BENEFITS & EXPENSES
Benefits and settlement expenses	46,526	46,243	48,080	48,687	44,596	137,028	141,363
Amortization of deferred policy acquisition costs	8,459	7,636	29,638	3,453	7,663	24,635	40,754
Amortization of goodwill	-	-	-	-	-	-	-
Other operating expenses	5,456	6,285	6,346	5,911	7,174	16,874	19,431
Total Benefits and Expenses	60,441	60,164	84,064	58,051	59,433	178,537	201,548

INCOME BEFORE INCOME TAX	4,863	4,671	9,114	8,339	4,998	14,734	22,451

Adjustments to Reconcile to Operating Income:
Less: RIGL - Derivatives	-	-	(162)	-	163	-	1
Less: RIGL - All Other Investments	3,524	55	27,624	1,474	70	9,818	29,168
Add back: Related amortization of deferred policy acquisition costs	2,669	55	22,412	1,280	162	6,880	23,854

PRETAX OPERATING INCOME	$4,008	$4,671	$4,064	$8,145	$4,927	$11,796	$17,136

STABLE VALUE CONTRACTS

REVENUES
Gross Premiums and Policy Fees	$-	$-	$-	$-	$-	$-	$-
Reinsurance Ceded	-	-	-	-	-	-	-
Net Premiums and Policy Fees	-	-	-	-	-	-	-
Net investment income	66,472	71,013	73,875	76,081	79,118	197,171	229,074
RIGL - Derivatives	700	53	292	(310)	416	1,106	398
RIGL - All Other Investments	6,292	279	327	2,395	884	11,787	3,606
Other income	-	-	-	-	-	-	-
Total Revenues	73,464	71,345	74,494	78,166	80,418	210,064	233,078

BENEFITS & EXPENSES
Benefits and settlement expenses	50,301	54,378	57,169	60,084	62,747	150,790	180,000
Amortization of deferred policy acquisition costs	894	1,022	1,084	1,121	1,240	2,458	3,445
Amortization of goodwill	-	-	-	-	-	-	-
Other operating expenses	1,964	1,392	1,223	1,392	1,388	4,985	4,003
Total Benefits and Expenses	53,159	56,792	59,476	62,597	65,375	158,233	187,448

INCOME BEFORE INCOME TAX	20,305	14,553	15,018	15,569	15,043	51,831	45,630

Adjustments to Reconcile to Operating Income:
Less: RIGL-Derivatives	700	53	292	(310)	416	1,106	398
Less: RIGL-All Other Investments	6,292	279	327	2,395	884	11,787	3,606

PRETAX OPERATING INCOME	$13,313	$14,221	$14,399	$13,484	$13,743	$38,938	$41,626

ASSET PROTECTION

REVENUES
Gross Premiums and Policy Fees	$115,967	$101,271	$110,375	$109,846	$106,685	$337,808	$326,906
Reinsurance Ceded	(64,865)	(53,979)	(62,302)	(59,233)	(60,661)	(180,366)	(182,196)
Net Premiums and Policy Fees	51,102	47,292	48,073	50,613	46,024	157,442	144,710
Net investment income	7,922	7,976	7,600	8,602	8,075	22,963	24,277
Realized investment gains (losses)	-	-	-	-	-	-	-
Other income	10,266	9,268	9,405	12,732	13,624	30,412	35,761
Total Revenues	69,290	64,536	65,078	71,947	67,723	210,817	204,748

BENEFITS & EXPENSES
Benefits and settlement expenses	29,226	26,219	26,529	29,851	27,560	94,788	83,940
Amortization of deferred policy acquisition costs	20,042	14,753	17,546	17,669	18,052	57,520	53,267
Amortization of goodwill	-	-	-	-	-	-	-
Other operating expenses	14,597	18,884	14,831	18,135	16,009	44,110	48,975
Total Benefits and Expenses	63,865	59,856	58,906	65,655	61,621	196,418	186,182

INCOME BEFORE INCOME TAX	$5,425	$4,680	$6,172	$6,292	$6,102	$14,399	$18,566

PROTECTIVE LIFE CORPORATION									Draft
Stable Value Contracts and Asset Protection Data									10/27/2005
(Dollars in thousands)									Page 10
(Unaudited)

	2004	2004	2004	2004	2005	2005	2005	9 MOS	9 MOS
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	2004	2005
STABLE VALUE CONTRACTS

SALES
GIC	$-	$39,000	$15,000	$5,000	$24,050	$5,000	$20,500	$54,000	$49,550
GFA - Direct Institutional	-	960	-	66,060	-	-	-	960	0
GFA - Non-Registered	-	-	-	-	-	-	-	0	0
GFA - Registered - Institutional	300,000	-	625,000	-	350,000	350,000	300,000	925,000	1,000,000
GFA - Registered - Retail	221,500	68,250	135,520	106,290	31,845	96,795	20,790	425,270	149,430
Total	$521,500	$108,210	$775,520	$177,350	$405,895	$451,795	$341,290	$1,405,230	$1,198,980

DEPOSIT BALANCE
Quarter End Balance	$4,923,231	$4,921,166	$5,143,367	$5,562,997	$5,670,355	$5,846,120	$5,900,740
Average Daily Balance	$4,851,592	$5,062,014	$5,112,019	$5,455,427	$5,716,571	$5,808,943	$5,973,325	$5,009,546	$5,834,429

OPERATING SPREAD	0.99%	1.13%	1.07%	1.07%	1.04%	0.95%	0.94%	1.07%	0.98%

	2003	2004	2004	2004	2005	2005	2005	9 MOS	9 MOS
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	2004	2005

ASSET PROTECTION

SALES
Credit	$51,246	$59,035	$59,543	$47,761	$50,106	$51,421	$56,749	$169,824	$158,276
Service Contracts	44,275	54,861	56,627	47,220	47,138	62,437	65,301	155,763	174,876
Other	8,152	8,940	8,883	13,780	9,075	13,567	14,812	25,975	37,454
Total	$103,673	$122,836	$125,053	$108,761	$106,319	$127,425	$136,862	$351,562	$370,606

PROTECTIVE LIFE CORPORATION							Draft
Corporate & Other Segment - Quarterly Earnings Trends							10/27/2005
(Dollars in thousands)							Page 11
(Unaudited)
	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS	9 MOS
	2004	2004	2005	2005	2005	2004	2005

REVENUES
Gross Premiums and Policy Fees	$11,919	$11,373	$11,030	$10,494	$10,555	$37,003	$32,079
Reinsurance Ceded	(191)	(143)	(75)	(53)	(18)	(874)	(146)
Net Premiums and Policy Fees	11,728	11,230	10,955	10,441	10,537	36,129	31,933
Net investment income	34,356	21,730	32,461	24,265	43,471	81,784	100,197
RIGL - Derivatives	5,587	(572)	(6,498)	(25,711)	7,083	19,004	(25,126)
RIGL - All Other Investments	(1,635)	4,086	(73)	8,611	2,658	2,280	11,196
Other income	3,994	4,582	4,236	2,949	3,792	12,781	10,977
Total Revenues	54,030	41,056	41,081	20,555	67,541	151,978	129,177

BENEFITS & EXPENSES
Benefits and settlement expenses	12,470	16,427	12,474	11,236	17,031	42,624	40,741
Amortization of deferred policy acquisition costs	1,101	1,086	1,085	1,026	967	3,398	3,078
Amortization of goodwill	-	-	-	-	-	-	-
Other operating expenses	28,866	22,536	26,132	24,856	26,343	79,827	77,331
Total Benefits and Expenses	42,437	40,049	39,691	37,118	44,341	125,849	121,150

INCOME BEFORE INCOME TAX	11,593	1,007	1,390	(16,563)	23,200	26,129	8,027

Adjustments to Reconcile to Operating Income:
Less: RIGL-Derivatives	5,587	(572)	(6,498)	(25,711)	7,083	19,004	(25,126)
Less: RIGL-All Other Investments, net of participating income	(1,635)	4,086	(73)	2,728	2,658	2,280	5,313
Add back: Derivative gains related to corporate debt and investments	4,684	4,309	3,684	2,960	2,777	14,913	9,421

PRETAX OPERATING INCOME	$12,325	$1,802	$11,645	$9,380	$16,236	$19,758	$37,261